--------------------------------------------------------------------------------

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                            FPA PARAMOUNT FUND, INC.


                                          Semi-Annual Report

        LOGO
        Distributor:

        FPA FUND DISTRIBUTORS, INC.

        11400 West Olympic Boulevard, Suite 1200
        Los Angeles, California 90064

                                          March 31, 1997

                             OFFICERS AND DIRECTORS


DIRECTORS                                        DISTRIBUTOR

Julio J. de Puzo, Jr.                            FPA Fund Distributors, Inc.
John P. Endicott                                 11400 West Olympic Boulevard,
Leonard Mautner                                  Suite 1200 Los Angeles,
John H. Rubel                                    California  90064
John P. Shelton


Joseph Lowitz, Chairman Emeritus
John F. Allard, Director Emeritus                COUNSEL

                                                 O'Melveny & Myers LLP
OFFICERS                                         Los Angeles, California

William M. Sams, President and
    Chief Investment Officer
Julio J. de Puzo, Jr., Executive Vice
   President                                     CUSTODIAN & TRANSFER AGENT
Eric S. Ende, Vice President
Janet M. Pitman, Vice President                  State Street Bank and Trust
                                                 Company Boston, Massachusetts
J. Richard Atwood, Treasurer
Sherry Sasaki, Secretary
Christopher H. Thomas, Assistant Treasurer


INVESTMENT ADVISER                               SHAREHOLDER SERVICE AGENT

First Pacific Advisors, Inc.                     Boston Financial Data Services,
                                                 Inc. P.O. Box 8500  Boston,
11400 West Olympic Boulevard, Suite 1200         Massachusetts  02266-8500
Los Angeles, California  90064                   (800) 638-3060
                                                 (617) 328-5000


This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

      This Semi-Annual Report covers the six months ended March 31, 1997. During this period, the per share net asset value of your Fund increased 4.4%, while the unmanaged Standard & Poor's 500 Stock Index (S&P 500) increased 11.3% and the unmanaged Dow Jones Industrial Average increased 13.1%. The above changes include reinvestment of all dividends and distributions during the period.

      On September 30, 1996, the net asset value per share was $16.54 and on March 31, 1997, it was $14.27. During the period, $2.87 from capital gains ($1.82 of which was long-term) and $0.18 from net investment income was paid on January 6, 1997 to shareholders of record December 31, 1996.

THE SIX MONTHS IN REVIEW

      The last quarter of 1996 continued the trend of strong performance for the stock markets, closing out the year with stellar results and putting together a record two years, in which equities were the place to be. Cashflows into mutual funds continued unabated and the decision of many investors, both individual and institutional, to participate in the index fund phenomenon didn't seem to have a downside. During this period, the larger stocks led the charge, with the smaller stocks seeing improvement at year-end. Your Fund acted pretty much as we expected, outperforming the smaller stock measures and lagging the S&P and Dow Jones, which are heavily weighted towards the largest cap companies. Also, as expected, in December the Fund did better relatively when those large-cap indices dropped.

      As we commenced the first quarter of 1997, it looked like a continuation of the market strength we are all coming to expect as our due, with the large cap stocks far outrunning their smaller companions in January and even into February. However, as February progressed we began to see some wobbling and by the end of March, the wheels seem to have come off the forward momentum bandwagon. While your Fund's performance lagged in January due to the predominant contribution of the largest companies to market returns, it began to gain some ground in February and March as market volatility became more obvious. This positive relative performance was not enough to close the gap for the quarter.

      As you may be aware, I requested that the Fund's Board of Directors approve the reopening of the Fund to new shareholders effective January 31, 1997. I continue to believe that such action was appropriate for several reasons. First, as the Fund has increased in size, I have found myself looking for investment ideas over the full market capitalization range of stocks, instead of focusing solely on smaller issues. Since my investment style leads to the establishment of significant positions (5%) in my favorite stocks, it follows that as the Fund grows larger some of these 5% positions would consist of larger cap stocks. This is not an indication of any change in philosophy or process, but rather of a broadening of my research universe. Secondly, I have been envisioning increasing market volatility for some time and wanted to be prepared with cash reserves on hand which would allow me to make purchases when valuation opportunities arose. Lastly, your Fund has a history of "winning by not losing", a record of 21 calendar years without a negative return. In this more volatile market, we believe that investors need to have a viable investment alternative which provides them a modicum of downside protection and feel that FPA Paramount offers them this choice. Since the Fund's reopening, we have seen a steady and reasonable flow of new assets. While we have been able to put some of this new cash to work, we have also chosen to maintain a comfortable cushion against the markets' swings. This cushion, in conjunction with our always cautious outlook, has allowed us to hold our own in terms of performance since the Fund's reopening, especially against the small- to mid-cap company measures of stock market return.

      During the past six months, we were able to take sizable profits for the Fund in a number of issues from a variety of industries, including IBM, Provident Companies and Mohawk Industries. As we have discussed with you in recent letters, this market is a "stock picker's" and we find ourselves looking for these individual winners, instead of focusing all our firepower on a particular sector. New additions to the portfolio during the past six months have been either defensive in nature or special situations.

WHAT ARE WE DOING NOW?

      We continue to believe that the economy is showing more strength than weakness and feel that the Federal Reserve's recent incremental interest rate adjustment was more of a "shot across the bow" to cool speculation or "irrational exuberance" in the marketplace than a tool to offset runaway inflation. A SLIGHTLY more inflationary environment would not necessarily be detrimental to our economic health and might actually bring markets more in line with what we used to consider the norm. It could also provide the impetus for positive momentum among the cyclical stocks. Much depends on the likelihood and timing of additional rate hikes by Mr. Greenspan. Currently, there is little evidence of excessive commodity inflation and the recent market turmoil has also served to cool off some of the exuberance with which we have all been concerned.

      Since the future direction of the markets is not yet clear, we will continue to maintain and perhaps increase the Fund's protective layer of liquidity. We have also been searching out additional defensive positions. One area in which we initiated positions for the first time during February 1997 was the gold/mining sector. At the end of the quarter, we had established a 12% total position in three high quality companies (Newmont Mining, Homestake Mining, and Placer Dome) in an industry which has been out-of-favor for an extended period. If the economy continues its strength, as I believe it will, at some point in time inflation will increase to a level at which an investment in gold stocks will become productive.

      In our Letter to Shareholders last September, we discussed a new position, Charming Shoppes. Since establishing the holding last year, we have taken advantage of opportunities to add to it and continue to feel that the company is making progress toward being a significantly more competitive player in the low- to mid-price women's apparel retail industry. During March's decline, the stock was actually in positive territory. As we have seen with Woolworth in the past, a world-class manager can make all the difference in turning around such an out-of-favor company. We feel that the long-term potential for success exists in this holding and continue to be patient as Dorrit Bern initiates her changes.

      Another area on which we are focusing our research is industries which are experiencing consolidation. This has worked for us in the past few years, especially in the insurance industry. However, even though there is continuing consolidation in the banking and brokerage sectors, we want to avoid the interest-sensitive stocks at this time. They have been market leaders for the last couple of years and we believe it is too late to jump on that bandwagon at this point. We will look for a few good ideas among sectors which are experiencing ongoing consolidation to lower costs and remain in line with their international competition, perhaps steel or chemicals.

      We continue to believe that this is not the time to commit all of the Fund's assets to the market. We have seen nothing but positive momentum since 1990 and our most recent "correction" has not yet made enough REAL values available. We will not allow ourselves to be forced into chasing the market with our cash and will lean more toward the larger, more mundane companies and industries for the majority of the Fund's portfolio, rather than looking for the next "hot" trend.

      We would like to welcome new shareholders to the Fund and thank all of our existing shareholders for their continuing support.

Respectfully submitted,

/s/ WILLIAM M. SAMS

William M. Sams
President
April 16, 1997

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 1997


                                                                                         Shares
                                                                                        ---------
NET PURCHASES
COMMON STOCKS
Amdahl Corporation..........................................................             359,800
Charming Shoppes, Inc.......................................................             615,100
DSM N.V. (ADR) (1)..........................................................             500,000
Ethyl Corporation (1).......................................................           3,500,000
Homestake Mining Company (1)................................................           2,158,000
Inco Limited (1)............................................................             300,000
Leucadia National Corporation...............................................             370,000
Lone Star Steakhouse & Saloon, Inc. (1).....................................           1,450,000
Lousiana-Pacific Corporation................................................             200,000
LTV Corporation, The........................................................             300,000
Luby's Cafeterias, Inc. (1).................................................             250,000
Magellan Health Services, Inc...............................................              88,500
Newmont Mining Corporation (1)..............................................             925,000
Placer Dome Inc. (1)........................................................           1,300,000

NET SALES
COMMON STOCKS
ALLTEL Corporation (2)......................................................             100,000
Bethlehem Steel Corporation (2).............................................             300,000
Beverly Enterprises, Inc. (2)...............................................           1,800,000
Browning-Ferris Industries, Inc. (2)........................................             100,000
Champion International Corporation (2)......................................             100,000
Ford Motor Company (2)......................................................             600,000
International Business Machines Corporation (2).............................             300,000
Intervoice, Inc. (2)........................................................             260,000
Mohawk Industries, Inc. (2).................................................             275,000
National Service Industries, Inc. (2).......................................             100,000
Novell, Inc. (2)............................................................           1,000,000
Oryx Energy Company (2).....................................................             500,000
Provident Companies Inc. (2)................................................             875,000
Telecomunicacoes Brasileiras (ADR) (2)......................................             100,000
Telefonica Del Peru (ADR) (2)...............................................             361,000
Unifi, Inc..................................................................             200,000
Wendy's International, Inc..................................................              50,000
Woolworth Corporation.......................................................           1,165,000





(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1997



COMMON STOCKS                                   Shares             Cost            Value
----------------------------------------        ---------     ------------     ------------
MINING -- 13.7%
Homestake Mining Company ...............        2,158,000     $ 29,950,800     $ 32,639,750
Inco Limited ...........................          300,000       10,368,020        9,787,500
Newmont Mining Corporation .............          925,000       37,957,515       35,843,750
Placer Dome Inc. .......................        1,300,000       26,682,325       23,562,500
                                                              ------------     ------------
                                                              $104,958,660     $101,833,500
                                                              ------------     ------------

MATERIALS -- 11.8%
DSM N.V. (ADR) .........................          500,000     $ 11,886,250     $ 12,375,000
Ethyl Corporation ......................        3,500,000       31,821,818       30,187,500
Louisiana-Pacific Corporation ..........        1,400,000       32,473,109       29,050,000
LTV Corporation, The ...................          800,000       10,792,402       10,100,000
Nucor Corporation ......................           20,000          955,650          915,000
Temple-Inland, Inc. ....................          105,900        5,484,259        5,559,750
                                                              ------------     ------------
                                                              $ 93,413,488     $ 88,187,250
                                                              ------------     ------------
RESTAURANTS -- 7.9%
Lone Star Steakhouse & Saloon, Inc. ....        1,450,000     $ 39,082,374     $ 33,168,750
Luby's Cafeterias, Inc. ................          250,000        4,998,750        4,656,250
Wendy's International, Inc. ............        1,000,000       18,757,350       20,625,000
                                                              ------------     ------------
                                                              $ 62,838,474     $ 58,450,000
                                                              ------------     ------------

RETAILING -- 5.7%
Charming Shoppes, Inc.* ................        2,000,000     $ 11,431,465     $ 10,750,000
Service Merchandise Company, Inc.*+ ....        7,000,000       37,253,335       23,625,000
Woolworth Corporation* .................          335,000        3,352,200        7,830,625
                                                              ------------     ------------
                                                              $ 52,037,000     $ 42,205,625
                                                              ------------     ------------

OIL & GAS PRODUCTION/EXPLORATION -- 4.8%
ENSERCH Corporation ....................        1,500,000     $ 26,818,926     $ 30,750,000
ENSERCH Exploration, Inc.* .............          600,000        6,116,913        5,325,000
                                                              ------------     ------------
                                                              $ 32,935,839     $ 36,075,000
                                                              ------------     ------------


                            PORTFOLIO OF INVESTMENTS
                                    Continued

                                                                 Shares or
                                                                 Principal
COMMON STOCKS--CONTINUED                                         Amount            Cost             Value
-----------------------------------------------------------    -------------    ------------      ------------
COMMUNICATIONS & INFORMATION -- 4.1%
Amdahl Corporation* .......................................        3,245,000     $ 31,516,639     $ 30,421,875
DSC Communications Corporation* ...........................           10,000          215,000          209,375
                                                                                 ------------     ------------
                                                                                 $ 31,731,639     $ 30,631,250
                                                                                 ------------     ------------
CONSUMER NON-DURABLE GOODS -- 4.1%
Unifi, Inc. ...............................................        1,000,000     $ 24,746,499     $ 30,500,000
                                                                                 ------------     ------------

HEALTH CARE -- 4.0%
Magellan Health Services, Inc.* ...........................        1,200,000     $ 21,055,591     $ 29,550,000
                                                                                 ------------     ------------

MULTI-INDUSTRY -- 4.0%
Safety-Kleen Corporation ..................................        2,000,000     $ 33,751,843     $ 29,500,000
                                                                                 ------------     ------------

INSURANCE -- 3.5%
Leucadia National Corporation .............................          950,000     $ 21,771,021     $ 26,243,750
                                                                                 ------------     ------------

REAL ESTATE INVESTMENT TRUST -- 0.4%
Paragon Group, Inc. .......................................          170,000     $  3,612,500     $  2,890,000
                                                                                 ------------     ------------

OTHER COMMON STOCKS-- 0.9% ................................                      $  6,618,789     $  6,862,500
                                                                                 ------------     ------------

TOTAL COMMON STOCKS-- 64.9% ...............................                      $489,471,343     $482,928,875
                                                                                 ============     ------------


SHORT-TERM INVESTMENTS -- 37.7% Short-term Corporate Notes:
  Emerson Electric Co.-- 5.23% 4/1/97 .....................     $ 18,000,000                      $ 18,000,000
  Bell Atlantic Financial Services, Inc. ..................
    -- 5.23% 4/2/97 .......................................        6,200,000                         6,199,099
  Du Pont (E.I.) De Nemours & Company
    -- 5.26% 4/3/97 .......................................        5,475,000                         5,473,400
  Emerson Electric Co.-- 5.23% 4/4/97 .....................        9,801,000                         9,796,728
  Du Pont (E.I.) De Nemours & Company
    -- 5.23% 4/7/97 .......................................       13,000,000                        12,988,668
  Xerox Credit Corporation-- 5.3% 4/8/97 ..................        2,500,000                         2,497,424


                            PORTFOLIO OF INVESTMENTS
                                    Continued

                                                                  Principal
                                                                  Amount               Value
                                                                 ------------      -------------
SHORT-TERM INVESTMENTS -- CONTINUED
  American General Finance Corporation-- 5.28% 4/8/97 .....     $   9,800,000      $   9,789,939
  General Mills, Inc.-- 5.25% 4/8/97 ......................         5,755,000          5,749,125
  Daimler-Benz North America Corp.-- 5.28% 4/11/97 ........         1,400,000          1,397,947
  Abbott Laboratories-- 5.24% 4/11/97 .....................         6,100,000          6,091,121
  Canadian Wheat Board, The-- 5.27% 4/11/97 ...............         6,000,000          5,991,217
  PepsiCo, Inc.-- 5.27% 4/15/97 ...........................         2,500,000          2,494,876
  MetLife Funding, Inc.-- 5.42% 4/17/97 ...................        21,155,000         21,104,040
  Abbott Laboratories-- 5.27% 4/18/97 .....................        12,000,000         11,970,137
  General Electric Company-- 5.25% 4/18/97 ................        26,200,000         26,135,046
  Bell Atlantic Financial Services, Inc.-- 5.28% 4/22/97 ..         9,800,000          9,769,816
  PepsiCo, Inc.-- 5.47% 4/22/97 ...........................         3,575,000          3,563,593
  Daimler-Benz North America Corp.-- 5.47% 4/23/97 ........         5,140,000          5,122,818
  Heinz (H.J.) Company-- 5.33% 4/23/97 ....................         5,200,000          5,183,062
  Southwestern Bell Telephone Company-- 5.23% 4/25/97 .....        20,000,000         19,930,266
  Motorola, Inc.-- 5.47% 4/29/97 ..........................        20,825,000         20,736,401
  Kellogg, Company-- 5.5% 5/1/97 ..........................        15,300,000         15,229,875
  PepsiCo, Inc.-- 5.52% 5/2/97 ............................         2,500,000          2,488,117
  Southwestern Bell Telephone Company-- 5.27% 5/5/97 ......        10,000,000          9,950,227
  Minnesota Mining and Manufacturing Company-- 5.26% 5/6/97         6,000,000          5,969,316
  Caterpillar Financial Services Corporation-- 5.4% 5/13/97         3,200,000          3,179,840
  Toyota Motor Credit Corporation-- 5.47% 5/13/97 .........        10,408,000         10,341,580
  Philip Morris Companies Inc.-- 5.5% 5/22/97 .............        16,600,000         16,470,658
  Armstrong World Industries, Inc.-- 5.58% 5/27/97 ........         5,400,000          5,353,128
State Street Bank Repurchase Agreement -- 5% 4/1/97
  (Collateralized by U.S. Treasury Notes --
  12% 2013, market value $1,180,483) ......................         1,152,000          1,152,160
                                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS ..............................                        $ 280,119,624
                                                                                   -------------

TOTAL INVESTMENTS-- 102.6% ................................                        $ 763,048,499
Liabilities less other assets-- (2.6)% ....................                          (18,994,979)
                                                                                   -------------

TOTAL NET ASSETS-- 100% ...................................                        $ 744,053,520
                                                                                   =============



*  Non-income producing security
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Transactions in securities of this affiliate during the period consisted of a purchase of 200,000 shares at a cost of $937,000.

   See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1997


ASSETS
  Investments at value:
    Common stocks -- at market value
      (identified cost $489,471,343) ............................................    $ 482,928,875
    Short-term investments-- at cost plus interest earned
      (maturities of 60 days or less) ...........................................      280,119,624      $ 763,048,499
                                                                                     -------------
  Cash ..........................................................................                                 981
  Receivable for:
    Capital Stock sold ..........................................................    $   3,091,550
    Dividends ...................................................................          442,812          3,534,362
                                                                                      -------------     -------------
                                                                                                        $ 766,583,842


LIABILITIES
  Payable for:
    Investment securities purchased .............................................    $  20,624,237
    Capital Stock repurchased ...................................................        1,213,666
    Advisory fees and financial services ........................................          551,628
    Accrued expenses ............................................................          140,791         22,530,322
                                                                                     -------------      -------------

NET ASSETS -- equivalent to $14.27 per share on 52,143,779
  shares of Capital Stock outstanding ...........................................                       $ 744,053,520
                                                                                                        =============



SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 52,143,779 shares ...........................                      $  13,035,945
  Additional Paid-in Capital ....................................................                        675,703,849
  Undistributed net realized gain on investments ................................                         58,585,658
  Undistributed net investment income ...........................................                          3,270,536
  Unrealized depreciation of investments ........................................                         (6,542,468)
                                                                                                       -------------
  Net assets at March 31, 1997 ..................................................                      $ 744,053,520
                                                                                                       =============


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 1997



INVESTMENT INCOME
    Interest ...................................................                        $   6,484,374
    Dividends ..................................................                            3,071,486
                                                                                        -------------
                                                                                        $   9,555,860

EXPENSES
    Advisory fees ..............................................     $   2,334,361
    Financial services .........................................           317,798
    Transfer agent fees and expenses ...........................           224,381
    Registration fees ..........................................            39,074
    Custodian fees and expenses ................................            32,139
    Audit fees .................................................            25,200
    Directors' fees and expenses ...............................            24,718
    Reports to shareholders ....................................            17,704
    Legal fees .................................................            11,448
    Insurance ..................................................             7,468
    Other expenses .............................................            11,098          3,045,389
                                                                      -------------     -------------
            Net investment income ..............................                        $   6,510,471
                                                                                        -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)     $ 327,202,452
    Cost of investment securities sold .........................       266,126,428
                                                                     -------------
        Net realized gain on investments .......................                        $  61,076,024

Unrealized appreciation (depreciation) of investments:
    Unrealized appreciation at beginning of period .............     $  32,770,289
    Unrealized depreciation at end of period ...................        (6,542,468)
                                                                     -------------
        Decrease in unrealized appreciation of investments .....                          (39,312,757)
                                                                                        -------------

            Net realized and unrealized gain on investments ....                        $  21,763,267
                                                                                        -------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................................                        $  28,273,738
                                                                                        =============



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS



                                                   Six Months Ended                     Year Ended
                                                    March 31, 1997                    September 30, 1996
                                          ---------------------------------     --------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income .............     $   6,510,471                         $  12,108,460
  Net realized gain on investments ..        61,076,024                           117,344,002
  Decrease in unrealized
    appreciation of investments .....       (39,312,757)                          (14,322,708)
                                          -------------                         -------------
Increase in net assets
  resulting from operations .........                        $  28,273,738                         $ 115,129,754

Distributions to shareholders from:
  Net investment income .............     $  (7,069,049)                        $ (10,798,463)
  Net realized capital gains ........      (112,712,058)      (119,781,107)       (35,377,391)       (46,175,854)
                                          -------------                         -------------
Capital Stock transactions:
  Proceeds from Capital Stock sold ..     $ 117,991,573                         $  62,620,462
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions ..       101,868,456                            39,622,458
  Cost of Capital Stock repurchased .       (67,357,699)       152,502,330        (84,055,296)        18,187,624
                                          -------------      -------------      -------------      -------------
Total increase in net assets ........                        $  60,994,961                         $  87,141,524

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $3,829,114 and $2,519,117 ......                           683,058,559                          595,917,035
                                                             --------------                        -------------
End of period, including
  undistributed net investment income
  of $3,270,536 and $3,829,114 ......                        $  744,053,520                        $ 683,058,559
                                                             ==============                        =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold ........                             7,880,444                            4,079,091
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions .....................                             7,010,905                            2,823,415
Shares of Capital Stock repurchased .                            (4,046,663)                          (5,593,952)
                                                             --------------                        -------------
Increase in Capital Stock
  outstanding .......................                            10,844,686                            1,308,554
                                                             ==============                        =============




See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                      Six
                                                    Months
                                                     Ended
                                                     March                          Year Ended September 30,
                                                      31,          -------------------------------------------------------------
                                                     1997           1996         1995          1994           1993          1992
                                                     -------       -------       -------       -------       -------       -------
Per share operating performance:
Net asset value at beginning of period.......         $16.54        $14.90       $14.73        $13.72        $13.09         $14.06
                                                   ---------       -------     --------       -------       -------         ------
Net investment income........................          $0.15         $0.30        $0.30         $0.24         $0.25          $0.31
Net realized and unrealized gain on
  investment securities......................           0.63          2.52         1.17          2.54          1.61           0.57
                                                   ---------       -------     --------       -------       -------         ------
Total from investment operations.............          $0.78         $2.82        $1.47         $2.78         $1.86          $0.88
                                                   ---------       -------     --------       -------       -------         ------
Less distributions:
  Dividends from net investment income.......         $(0.18)       $(0.27)      $(0.29)       $(0.25)       $(0.25)        $(0.36)
  Distributions from net realized
    capital gains............................          (2.87)        (0.91)       (1.01)        (1.52)        (0.98)         (1.49)
                                                   ---------       -------     --------       -------       -------         ------
  Total distributions........................         $(3.05)       $(1.18)      $(1.30)       $(1.77)       $(1.23)        $(1.85)
                                                   ---------       -------     --------       -------       -------         ------
Net asset value at end of period.............         $14.27        $16.54       $14.90        $14.73        $13.72         $13.09
                                                   =========       =======     ========       =======       =======         =======

Total investment return*.....................           4.39%        20.42%       11.11%        21.69%        15.08%          6.83%
Ratios/supplemental data:
Net assets at end of period (in $000's)......        744,054       683,059      595,917       421,382       327,179        279,990
Ratio of expenses to average net assets......          0.86%+         0.87%        0.89%         0.90%         0.89%          0.92%
Ratio of net investment income to
  average net assets.........................          1.83%+         1.94%        2.25%         1.69%         1.83%          2.33%
Portfolio turnover rate......................           136%+          131%          95%           76%           98%           146%
Average brokerage commissions per share......        $0.0643       $0.0646            -             -             -              -


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 1997 is not annualized.
+    Annualized



See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.    Security Valuation

                Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.    Federal Income Tax

                 No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.    Securities Transactions and Related Investment Income

                 Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.    Use of Estimates

                 The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

      Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $314,889,985 for the six months ended March 31, 1997. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 1997 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued


pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

      For the six months ended March 31, 1997, the Fund paid aggregate fees of $24,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

      For the six months ended March 31, 1997, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $211,388 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.